ADAMS
NATURAL RESOURCES
FUND

FIRST QUARTER REPORT
MARCH 31, 2025
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Managed Distribution Policy

The Board of Directors of Adams Natural Resources Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders, which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
For some time now, uncertainty has been a key word in this space, appearing near the top of many of our quarterly commentaries. First came the pandemic and its aftermath, from supply chain issues to unprecedented levels of government stimulus. There have been wars in Ukraine and the Middle East, a global surge of inflation, and hotly contested elections in the United States and across the world. Investors have grappled with big questions that still have no obvious answers: Will there be a recession or a soft landing? Can the consumer keep fueling growth? What will the U.S. Federal Reserve
“Guarding against emotional decision making is one of the keys to successful investing.”

(Fed) do going forward? Despite it all, the path of the stock market has generally been higher, especially in the United States.
The year started off strong, bolstered by the prospect that business-friendly policies, including tax cuts and reduced regulation, would provide a boost to economic growth. But, by the middle of the quarter, weakening consumer and business sentiment data, signs of decelerating earnings growth, and higher-than-expected inflation numbers dampened investor enthusiasm. Growing concerns surrounding the impact of tariffs and a burgeoning trade war on economic growth gave rise to fears of a recession and even stagflation.
After peaking in mid-February, the S&P 500 Index fell into correction territory, down more than 10% in just a few weeks. The benchmark ended a streak of five positive quarters with a 4.3% decline. The Magnificent 7—the heartbeat of the long rally—lost over $2 trillion in market value during the quarter. The artificial intelligence (AI) trade faltered, starting when Chinese start-up DeepSeek’s new AI model, purportedly developed at a fraction of the cost of existing models, was released in January. The weakest performing sectors in the S&P 500 were Consumer Discretionary, Information Technology (IT), and Communication Services, due in large part to worries about future AI spending.
In contrast to U.S. markets, developed international and emerging market stocks broadly advanced. The S&P 500 had its worst quarter relative to the MSCI All Country World Index ex USA since 1988. European defense stocks, fueled by Germany’s moves to allow higher defense spending, led the strong gains in Europe. DeepSeek and supportive government stimulus drove positive investor sentiment in China, which led emerging market stocks higher. Gold, which tends to rise with uncertainty, surged again to repeated record highs.
The Energy sector was the S&P 500’s strongest performer, generating a 10.2% return. The sector benefited from investors’ shift away from growth stocks and AI-fueled names and from its defensive characteristics, including strong free cash

Letter to Shareholders (continued)

flows and dividends. The Materials sector also outperformed the broader market, with the more defensive stocks in the sector helping provide ballast in a weak overall market environment.
Oil prices remained steady during the quarter, despite high levels of volatility—a trend that’s been in place for some time. West Texas Intermediate crude prices fell slightly during the period, to just below $72 per barrel. While supply and demand fundamentals remained solid, the unwinding of OPEC+ production cuts (now slated for April), heightened geopolitical risks, hawkish trade policies, and non-OPEC production growth are creating a conflicted environment for oil. Henry Hub natural gas prices rallied over 30% during the quarter bolstered by a cold winter, normalizing inventory levels, and a positive outlook for natural gas demand. This positive outlook is driven by increasing liquified natural gas (LNG) export capacity and potential gas-powered AI data center demand over the next five years. Prices for copper and precious metals rose during the quarter, while some agricultural commodities experienced declines.
Our Fund, with exposure to both the Energy and Materials sectors, rose 8.8% in the first quarter, narrowly outpacing our benchmark. Both sectors contributed to relative performance, although Materials was the stronger contributor. Positions in companies with more defensive business models outperformed those that are more sensitive to changes in economic conditions. Our position in Linde, a global industrial gases company that has diversified end-market exposure and a stable revenue base, was among the best performers during the quarter. Ecolab, which offers water, hygiene, and infection prevention solutions and services to a global customer base, also performed well after a strong first quarter report and double-digit earnings growth forecast.
Our position in CF Industries Holdings, one of the largest global providers of nitrogen fertilizer, detracted from performance. CF has a strategic advantage over many of its peers due to its use of U.S. natural gas as its primary raw material, while its peers use higher-priced European and Asian natural gas. Although the cost advantage is durable, when U.S. natural gas prices change it can cause volatility in the stock price, which happened in the first quarter with the strong advance in Henry Hub prices.
Turning to Energy, the Storage & Transportation and Exploration & Production (E&P) groups were the largest positive contributors. Among midstream names, Kinder Morgan, one of the largest natural gas infrastructure owners in the U.S., performed well. The approaching increase in LNG exports infrastructure as well as the emerging need for natural-gas powered infrastructure to support AI data centers positions Kinder Morgan well to accelerate its backlog and earnings growth over the next five years.
Hess, an E&P company whose shares advanced 20.5%, was the best performing stock in the Energy sector and the biggest contributor to our performance. Strong production growth in Guyana and the Williston Basin in North Dakota helped the company beat production and cash flow forecasts. Its capacity expansion in Guyana, together with operational efficiency improvements across other areas,

Letter to Shareholders (continued)

drove a 17% increase in production over 2023 levels. Hess also benefited from strength in Chevron’s stock during the quarter. Chevron agreed to acquire Hess in 2023, and although the acquisition hasn’t closed, the stocks usually trade in lockstep.
For the three months ended March 31, 2025, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 8.8%. This compared to the 8.7% total return for the Fund’s benchmark, comprised of the S&P 500 Energy Sector (80% weight) and the S&P 500 Materials Sector (20% weight). The total return on the market price of the Fund’s shares for the period was 7.4%. During the quarter, the Fund paid distributions to shareholders of  $13.9 million, or $.53 per share.
For the twelve months ended March 31, 2025, the Fund’s total return on NAV was 1.4%. Comparable return for the Fund’s benchmark was 0.9%. The total return on the market price of the Fund’s shares for the period was 8.9%.
Even by recent standards, market uncertainty seems unusually high as we look toward the rest of 2025. The range of outcomes, from economic growth to inflation and interest rates, remains wide. How deep and long the trade wars will be and how much they will impact U.S. companies are still unknown. The political and regulatory realities seem to be ever-changing, which might be the most challenging aspect of the current environment for businesses and investors.
The 24/7 news cycle can feel overwhelming at times, and while we’ve seen how it can shift the narrative and move markets during the recently completed quarter, it’s the long term that matters. Guarding against emotional decision making is one of the keys to successful investing. It is simple, though not easy, especially when markets slip and the outlook is cloudy. In the end, it comes down to identifying companies that are well positioned to take advantage of whatever the market, the government, or the world throws at them over the long haul.
As always, we will remain true to our process: invest over full market cycles in high-quality companies at attractive valuations, with a focus on managing risk. That philosophy has served us well, and we believe it will again no matter what happens in the months and years ahead.
We appreciate your trust, and we never take that for granted.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer & President
April 17, 2025

Summary Financial Information

(unaudited)
	2025	2024
At March 31:
Net asset value per share	$25.74	$27.94
Market price per share	$22.81	$23.06
Shares outstanding	26,575,646	25,506,011
Total net assets	$684,022,125	$712,708,809
Average net assets	$658,282,606	$655,266,458
Unrealized appreciation on investments	$190,654,718	$233,080,894

For the three months ended March 31:
Net investment income	$3,912,771	$3,994,593
Net realized gain (loss)	$10,008,799	$9,623,404
Total return (based on market price)	7.4%	12.3%
Total return (based on net asset value)	8.8%	13.1%

Key ratios:
Expenses to average net assets*	0.65%	0.65%
Net investment income to average net assets*	2.39%	2.46%
Portfolio turnover*	19.0%	24.8%
Net cash & short-term investments to net assets	0.6%	0.5%

*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2025
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$161,002,082	23.5%
Chevron Corporation	88,090,063	12.9
ConocoPhillips	40,863,597	6.0
Linde plc	29,987,216	4.4
EOG Resources, Inc.	25,913,072	3.8
Williams Companies, Inc.	21,833,316	3.2
Hess Corporation	21,817,361	3.2
Baker Hughes Company	18,375,495	2.7
Kinder Morgan, Inc.	18,150,558	2.7
ONEOK, Inc.	17,661,160	2.6
	$443,693,920	65.0%

Schedule of Investments

March 31, 2025
(unaudited)
	Shares	Value (a)
Common Stocks — 99.4%
Energy — 80.8%
Equipment & Services — 5.9%
Baker Hughes Company	418,100	$18,375,495
Halliburton Company	175,353	4,448,706
Schlumberger N.V.	373,733	15,622,039
TechnipFMC plc	62,800	1,990,132
		40,436,372
Exploration & Production — 21.4%
APA Corporation	56,000	1,177,120
Chord Energy Corporation	225	25,362
Chord Energy Corporation warrants, strike price $133.70, 1 warrant for .5774 share, expires 9/1/25 (b)	1,327	2,893
ConocoPhillips	389,103	40,863,597
Coterra Energy Inc.	361,300	10,441,570
Devon Energy Corporation	124,800	4,667,520
Diamondback Energy, Inc.	55,200	8,825,376
EOG Resources, Inc.	202,067	25,913,072
EQT Corporation	113,300	6,053,619
Expand Energy Corporation	110,100	12,256,332
Hess Corporation	136,589	21,817,361
Occidental Petroleum Corporation	148,351	7,322,605
Texas Pacific Land Corporation	5,450	7,221,196
		146,587,623
Integrated Oil & Gas — 36.4%
Chevron Corporation	526,571	88,090,063
Exxon Mobil Corporation	1,353,755	161,002,082
		249,092,145
Refining & Marketing — 6.2%
Marathon Petroleum Corporation	105,612	15,386,612
Phillips 66	134,575	16,617,321
Valero Energy Corporation	78,300	10,341,081
		42,345,014
Storage & Transportation — 10.9%
Kinder Morgan, Inc.	636,192	18,150,558
ONEOK, Inc.	178,000	17,661,160
Targa Resources Corp.	83,300	16,699,151
Williams Companies, Inc.	365,350	21,833,316
		74,344,185

Schedule of Investments (continued)

March 31, 2025
(unaudited)
	Shares	Value (a)
Materials — 18.6%
Chemicals — 12.7%
Air Products and Chemicals, Inc.	21,200	$6,252,304
Albemarle Corporation	7,200	518,544
CF Industries Holdings, Inc.	52,269	4,084,822
Corteva Inc.	91,945	5,786,099
Dow, Inc.	63,945	2,232,959
DuPont de Nemours, Inc.	36,926	2,757,634
Eastman Chemical Company	40,900	3,603,699
Ecolab Inc.	48,400	12,270,368
International Flavors & Fragrances Inc.	20,206	1,568,188
Linde plc	64,400	29,987,216
LyondellBasell Industries N.V.	20,600	1,450,240
Mosaic Company	21,201	572,639
PPG Industries, Inc.	18,100	1,979,235
Sherwin-Williams Company	38,800	13,548,572
		86,612,519
Construction Materials — 1.3%
Martin Marietta Materials, Inc.	5,400	2,581,902
Vulcan Materials Company	27,300	6,369,090
		8,950,992
Containers & Packaging — 1.8%
Amcor plc	92,400	896,280
Avery Dennison Corporation	6,300	1,121,211
Ball Corporation	23,300	1,213,231
Crown Holdings, Inc.	42,200	3,766,772
International Paper Company	40,900	2,182,015
Packaging Corporation of America	7,400	1,465,348
Smurfit Westrock plc	41,300	1,860,978
		12,505,835
Metals & Mining — 2.8%
Freeport-McMoRan, Inc.	224,300	8,491,998
Newmont Corporation	128,400	6,199,152
Nucor Corporation	22,600	2,719,684
Steel Dynamics, Inc.	12,526	1,566,752
		18,977,586
Total Common Stocks
(Cost $489,197,363)		679,852,271

Schedule of Investments (continued)

March 31, 2025
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.6%
Money Market Funds — 0.6%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 4.38% (c)	3,699,620	$3,700,359
Northern Institutional Funds Treasury Portfolio, Premier Class, 4.18% (c)	354,904	354,904
Total Short-Term Investments
(Cost $4,055,453)		4,055,263
Total — 100.0% of Net Assets
(Cost $493,252,816)		683,907,534
Other Assets Less Liabilities — 0.0%		114,591
Net Assets — 100.0%		$684,022,125

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Adams Natural Resources Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (2) (3) (4) (5)	Mary Chris Jammet (1) (2) (3) (4)	Mark E. Stoeckle
Frederic A. Escherich (1) (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer and President
Gregory W. Buckley	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(866) 723-8330
Website: www.computershare.com/us
Email: info@computershare.com